BUSINESS ACQUISITION (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Cash	$ 3,100	$ 30,320
Business Acquisition [Member] | Fair value net assets [Member]
Cash	44,275	44,275
Other current liabilities	(1,509)	(1,509)
Net assets	$ 42,766	$ 42,766